                   AMENDED AND RESTATED SUPPLEMENTAL AGREEMENT

         Amended and Restated Supplemental Agreement, dated as of February 25, 2000, among AT&T Wireless Services, Inc., a Delaware corporation ("AWS"), Dobson Communications Corporation, an Oklahoma corporation ("DCC"), Dobson CC Limited Partnership and the other signatories hereto. Capitalized terms used but not defined herein have the meanings given to such terms in the LLC Agreement referred to below.

         Whereas, AT&T Wireless Services JV Co., a Delaware corporation ("AWS Sub") and a wholly owned subsidiary of AWS, and Dobson JV Company, an Oklahoma corporation ("DCC Sub") and a wholly owned subsidiary of DCC, are entering into a Second Amended and Restated Limited Liability Company Agreement, dated as of the date hereof (the "LLC Agreement"), relating to ACC Acquisition LLC, a Delaware limited liability company (the "Company"); and

         Whereas, the parties hereto entered into a Supplemental Agreement, dated as of January 31, 2000 (the "Original Agreement"), and are entering into this Agreement as a material inducement to the execution and delivery of the LLC Agreement by AWS Sub and DCC Sub.

         Now, therefore, in consideration of the mutual promises hereinafter set forth, the parties hereby agree, and the Original Agreement is hereby amended and restated in its entirety, as follows:

         1. TRANSFER RESTRICTIONS. The parties hereby acknowledge the restrictions on Transfers of Interests in the Company set forth in Article 9 of the LLC Agreement, including but not limited to the restrictions on Indirect Transfers set forth in Section 9.4 thereof, and agree to be bound by such provisions to the same extent as if they had executed the LLC Agreement.

         2. NOTICE OF TRANSFER. Prior to any Indirect Transfer of Interests by a party hereto, the transferor shall, if the Specified Restrictions apply to such Transfer pursuant to Section 9.4 of the LLC Agreement, deliver to the other parties hereto a notice setting forth the identity of the transferee and (if applicable) stating that such transferee is a member of the transferor's Affiliate Group, and shall provide such other information as the other parties hereto may reasonably request in connection with such Transfer. Concurrently with any such Indirect Transfer, the transferor shall cause the transferee to execute, and distribute to the other parties hereto, a counterpart to this Agreement evidencing the transferee's agreement to be bound hereby.

         3. MISCELLANEOUS. This agreement (i) together with the LLC Agreement contains the entire agreement among the parties hereto as to the subject matter set forth in paragraph 1 above, (ii) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to Delaware's conflict of law rules, and (iii) may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this letter agreement by signing any such counterpart.

                           [SIGNATURE PAGES TO FOLLOW]

         In witness whereof, the parties have executed this Agreement as of the date first above written.

                                       AT&T WIRELESS SERVICES, INC.


                                       By /s/ Don Adams
                                         -------------------------------------
                                         Name: Don Adams
                                         Title: Vice President

                                       DOBSON COMMUNICATIONS CORPORATION


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: CEO and Chairman




                                       DOBSON CC LIMITED PARTNERSHIP

                                       By RLD, Inc., Its General Partner


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: President




                                       RLD, Inc.


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: President

                                       THE EVERETT R. DOBSON IRREVOCABLE
                                       FAMILY TRUST


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: Trustee


                                       THE STEVEN T. DOBSON IRREVOCABLE
                                       FAMILY TRUST


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: Trustee


                                       THE ROBBIN L. DOBSON IRREVOCABLE
                                       FAMILY TRUST


                                       By /s/ Everett Dobson
                                         -------------------------------------
                                       Name: Everett Dobson
                                       Title: Trustee